Exhibit 99.1
Schedule of Statements of Cash Flows Line Item Reclassification

The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005 (in thousands):

	For the Year ended December 31, 2006
	As Reported	Adjustment	As Restated
Cash flows from operating activities:
Net change in inventory financing	$5,916	$(5,916)	$-
Net cash provided by (used in) operating activities	24,594	(5,916)	18,678

Cash flows from investing activities:
Net cash used in investing activities	(1,792)	-	(1,792)

Cash flows from financing activities:
Net change in inventory financing	-	5,916	5,916
Net cash provided by (used in) financing activities	(16,806)	5,916	(10,890)

Net increase in cash and cash equivalents	5,996	-	5,996
Cash and cash equivalents at the beginning of the year	3,195	-	3,195

Cash and cash equivalents at the end of the year	$9,191	$-	$9,191

	For the Year ended Decembe 31, 2005
	As Reported	Adjustment	As Restated
Cash flows from operating activities:
Net change in inventory financing	$(5,837)	$5,837	$-
Net cash provided by (used in) operating activities	(11,228)	5,837	(5,391)

Cash flows from investing activities:
Net cash used in investing activities	(1,826)	-	(1,826)

Cash flows from financing activities:
Net change in inventory financing	-	(5,837)	(5,837)
Net cash provided by (used in) financing activities	9,792	(5,837)	3,955

Net decrease in cash and cash equivalents	(3,262)	-	(3,262)
Cash and cash equivalents at the beginning of the year	6,457	-	6,457

Cash and cash equivalents at the end of the year	$3,195	$-	$3,195

The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the three months ended March 31, 2007 and 2006 (in thousands):

	For the Three Months Ended March 31, 2007
	As Reported	Adjustment	As Restated
Cash flows from operating activities:
Net change in inventory financing	$8,755	$(8,755)	$-
Net cash used in operating activities	(12,934)	(8,755)	(21,689)

Cash flows from investing activities:
Net cash used in investing activities	(1,002)	-	(1,002)

Cash flows from financing activities:
Net change in inventory financing	-	8,755	8,755
Net cash provided by financing activities	7,966	8,755	16,721

Net decrease in cash and cash equivalents	(5,970)	-	(5,970)
Cash and cash equivalents at the beginning of the period	9,191	-	9,191

Cash and cash equivalents at the end of the period	$3,221	$-	$3,221

	For the Three Months Ended March 31, 2006
	As Reported	Adjustment	As Restated
Cash flows from operating activities:
Net change in inventory financing	$4,255	$(4,255)	$-
Net cash provided by (used in) operating activities	18,906	(4,255)	14,651

Cash flows from investing activities:
Net cash used in investing activities	(823)	-	(823)

Cash flows from financing activities:
Net change in inventory financing	-	4,255	4,255
Net cash provided by (used in) financing activities	(16,845)	4,255	(12,590)

Net increase in cash and cash equivalents	1,238	-	1,238
Cash and cash equivalents at the beginning of the period	3,195	-	3,195

Cash and cash equivalents at the end of the period	$4,433	$-	$4,433

The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and 2006 (in thousands):

	For the Six Months Ended June 30, 2007
	As Reported	Adjustment	As Restated
Cash flows from operating activities:
Net change in inventory financing	$4,068	$(4,068)	$-
Net cash used in operating activities	(6,786)	(4,068)	(10,854)

Cash flows from investing activities:
Net cash used in investing activities	(1,152)	-	(1,152)

Cash flows from financing activities:
Net change in inventory financing	-	4,068	4,068
Net cash provided by financing activities	2,348	4,068	6,416

Net decrease in cash and cash equivalents	(5,590)	-	(5,590)
Cash and cash equivalents at the beginning of the period	9,191	-	9,191

Cash and cash equivalents at the end of the period	$3,601	$-	$3,601

	For the Six Months Ended June 30, 2006
	As Reported	Adjustment	As Restated
Cash flows from operating activities:
Net change in inventory financing	$3,296	$3,296)	$-
Net cash provided by (used in) operating activities	19,155	(3,296)	15,859

Cash flows from investing activities:
Net cash used in investing activities	(1,080)	-	(1,080)

Cash flows from financing activities:
Net change in inventory financing	-	3,296	3,296
Net cash provided by (used in) financing activities	(17,935)	3,296	(14,639)

Net increase in cash and cash equivalents	140	-	140
Cash and cash equivalents at the beginning of the period	3,195	-	3,195

Cash and cash equivalents at the end of the period	$3,335	$-	$3,335